                                                                   EXHIBIT 10.54


                             CONSENT AND AMENDMENT
                            TO TRANSACTION DOCUMENTS

     CONSENT AND AMENDMENT TO TRANSACTION DOCUMENTS dated as of December 31, 1996 among HEALTH AND RETIREMENT PROPERTIES TRUST (f/k/a "Health and Rehabilitation Properties Trust") (known in Wisconsin as "Health and Retirement Properties REIT"), a real estate investment trust formed under the laws of the State of Maryland ("HRP"), GRANCARE, INC. (f/k/a AMS Holding Co.), a California
                    ---
corporation ("GranCare"), AMS PROPERTIES, INC., a Delaware corporation ("AMS
              --------                                                   ---
Properties"), GCI HEALTH CARE CENTERS, INC., a Delaware corporation ("GCIHCC"),
----------                                                            ------
and NEW GRANCARE, INC., a Delaware corporation and wholly-owned subsidiary of GranCare ("New GranCare").
           ------------

                              W I T N E S S E T H

     WHEREAS, HRP, HostMasters, Inc., a California corporation ("HMI"),
                                                                 ---
GranCare, American Medical Services, Inc., a Wisconsin corporation ("AMS") and
                                                                     ---
AMS Properties have entered into an Acquisition Agreement, Agreement to Lease and Mortgage Loan Agreement dated as of December 28, 1990, as amended (as so amended, the "Acquisition Agreement"), under which, inter alia, (A) HRP has
              ---------------------                 ----- ----
leased 18 nursing properties located in Wisconsin, California, Colorado and Illinois to AMS Properties pursuant to the several Facility Leases (as amended, the "AMS Properties Facility Leases"), each incorporating a Master Lease
     ------------------------------
Document General Terms and Conditions dated as of December 28, 1990 (as amended, the "AMS Properties Master Lease") between HRP, as landlord, and AMS Properties,
     ---------------------------
as tenant, and (B) HRP has made a mortgage loan to AMS Properties in the original principal amount of $11,500,000, the payment of which is currently evidenced by a Promissory Note dated as of October 1, 1994 by AMS Properties to HRP (the "Mortgage Note") and is secured, inter alia by Mortgage and Security
          -------------                   ----------
Agreements dated as of March 31, 1995 (collectively, the "Mortgages") by AMS
                                                          ---------
Properties in favor of HRP encumbering the two nursing facilities in Wisconsin;

     WHEREAS, the terms defined in the Acquisition Agreement are used herein as therein defined, unless otherwise defined herein;

     WHEREAS, (a) in May 1991, the AMSHC Exchange (as defined in the Acquisition Agreement) took place, whereby GranCare, which previously had been a wholly-owned subsidiary of HMI, became the sole stockholder of HMI and AMS; and (b) in December 1993, AMS, which previously had owned all the outstanding common stock of AMS Properties, and AMS Rehab, Inc., a Delaware corporation and a wholly-owned subsidiary of GranCare, each merged into AMS Properties, with AMS Properties as the surviving corporation;

     WHEREAS, HRP has leased 7 nursing and/or residential living properties located in Arizona, California and South Dakota to GCIHCC pursuant to the several Facility Leases (as amended, the "GCIHCC Facility Leases"), each
                                          ----------------------
incorporating a Master Lease Document General Terms and Conditions dated as of June 30, 1992 (as amended, the "GCIHCC Master Lease") between HRP, as landlord,
                                -------------------
and GCIHCC, as tenant;

     WHEREAS, GranCare, which holds beneficially and of record all of the outstanding capital stock of AMS Properties and GCIHCC, proposes to transfer all of its skilled nursing, home health care, assisted living and contract management business (including, without limitation, such capital stock), and related assets, to New GranCare, with GranCare thereafter distributing New GranCare common stock to GranCare shareholders (collectively, the "Distribution"), pursuant to an Agreement and Plan of Distribution dated as of
 ------------
September 3, 1996 between GranCare and New GranCare (the "Distribution
                                                          ------------
Agreement");

     WHEREAS, immediately following the Distribution, GranCare shall merge with and into Vitalink Pharmacy Services, Inc., a Delaware corporation ("Vitalink"),
                                                                    --------
with Vitalink as the surviving corporation (the "Merger"), pursuant to a Merger
                                                 ------
Agreement dated as of September 3, 1996 between Vitalink and GranCare (the "Merger Agreement"); and
-----------------

     WHEREAS, GranCare has requested that HRP agree to (a) waive the provisions of Section 9.15A of the Acquisition Agreement to permit the Distribution and Merger and (b) release Vitalink and its subsidiaries (including any remaining Subsidiary of GranCare that becomes a subsidiary of Vitalink as a result of the Merger) and their respective successors and assigns from and against any and all claims, liabilities and obligations, as successor by merger to GranCare, under
(A) the Acquisition Agreement, (B) the Representation Letter and Indemnification Agreement dated June 30, 1992 by GCIHCC, AMS Properties and GranCare to HRP (the "GCIHCC Indemnity Agreement"), (C) the Guaranty, dated as of December 28, 1990,
 --------------------------
as amended, by GranCare in favor of HRP in respect of the obligations of AMS Properties (the "AMS Properties Guaranty"), (D) the Guaranty dated as of June
                 -----------------------
30, 1992, as amended, by GranCare in favor of HRP in respect of the obligations of GCIHCC (the "GCIHCC Guaranty"), (E) the Pledge Agreement, dated as of
                ---------------
December 28, 1990, as amended, by GranCare in favor of HRP (the "AMS Properties
                                                                 --------------
Pledge Agreement"), (F) the Pledge Agreement, dated as of June 30, 1992 as
----------------
amended, by GranCare in favor of HRP (the "GCIHCC Pledge Agreement"), (G) the
                                           -----------------------
Subordination Agreement, dated as of December 28, 1990, as amended, among GranCare, as subordinate creditor, AMS Properties, as debtor and HRP, as senior creditor (the "AMS Properties Subordination Agreement"), (H) the Subordination
               --------------------------------------
Agreement, dated as of June 30, 1992, as amended, among GranCare, as subordinate creditor, GCIHCC, as debtor and HRP, as senior creditor (the "GCIHCC
                                                              ------
Subordination Agreement"), and (I) any other agreements, instruments or
-----------------------
understandings, written or oral, of GranCare with HRP or any of its affiliates relating to or arising out of the transactions contemplated by the agreements described in clauses (A) through (H) above; and HRP is, subject to the terms and provisions hereof, willing to so agree;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1.  CONSENT TO DISTRIBUTION AND MERGER; RELEASE OF VITALINK.
            -------------------------------------------------------

     Effective as of the Effective Time (as defined in Section 3 hereof), HRP
                                                       ---------
hereby:

     (a) consents to the terms of the Distribution Agreement and Merger Agreement, and the consummation of the transactions contemplated thereby;

     (b) releases Vitalink and its successors and assigns from and against any and all claims, liabilities and obligations, as successor by merger to GranCare, under (i) the Acquisition Agreement, (ii) the GCIHCC Indemnity Agreement, (iii) the AMS Properties Guaranty, (iv) the GCIHCC Guaranty, (v) the AMS Properties Pledge Agreement, (vi) the GCIHCC Pledge Agreement, (vii) the AMS Properties Subordination Agreement, (viii) the GCIHCC Subordination Agreement and (ix) any other agreements, instruments or understandings, written or oral, of GranCare with HRP or any of its affiliates relating to or arising out of the transactions contemplated by the agreements described in clauses (i) through (viii) above;

     (c) agrees to execute and deliver to Vitalink, at the sole cost and expense of Vitalink, such instruments and documents, including UCC-3 financing statements and other instruments of termination or release as may be reasonably requested by Vitalink in order to effectuate the agreement in paragraph (b) above; and

     (d) agrees that it will, at the request of New GranCare, and without the payment of any additional consideration by New GranCare (except for the out of pocket cost and expense of HRP in connection therewith, which shall be at the sole expense of New GranCare), to enter into a consent, waiver and estoppel agreement and an intercreditor agreement in connection with New Credit Facility (as that term is defined in the Preliminary Prospectus for New GranCare, Inc. included in the Schedule 14A filed with the Securities Exchange Commission on
November   , 1996 (the "Schedule 14A")), in each case in substantially the form
         --             ------------
of the Consent, Waiver and Estoppel Agreement and an Intercreditor Agreement, each dated March 31, 1995, executed by HRP in connection with the Credit Agreement dated as of March 31, 1995 among GranCare, certain lenders and First Union National Bank of North Carolina, as agent.

SECTION 2.  AMENDMENT OF TRANSACTION DOCUMENTS
            ----------------------------------

     The parties hereto hereby agree, effective as of the Effective Time (as defined in Section 3 hereof), that:
           ---------

     (a) The Acquisition Agreement, each other "Transaction Document", as such term is defined in Section 1.1 of the Acquisition Agreement (hereinafter the "AMS Transaction Documents") and each "Transaction Document" as such term is
--------------------------
defined in Article 1 of the GCIHCC Master Lease (hereinafter the "GCI
                                                                  ---
Transaction Documents", and with the AMS Transaction Documents, the "Transaction
---------------------                                                -----------
Documents") shall be amended such that each reference therein to "GranCare,
---------
Inc.," "GranCare," "AMS Holding Co.," "AMSHC" or words of like import referring to GranCare, Inc. shall mean and be a reference to New GranCare.

     (b) HRP shall send Vitalink (at its address set forth in the Vitalink Guaranty, as hereinafter defined) copies of any notice of default sent to New GranCare, AMS Properties or GCIHCC under any Transaction Document at the time that such notice is sent to New GranCare, AMS Properties or GCIHCC.

     (c)  The Acquisition Agreement shall be amended in the following respects:

          (A) Section 1.1 is amended to add the following new definitions thereto:

              New GranCare - New GranCare, Inc., a Delaware corporation,
              ------------
          together with its permitted successors and assigns.

              Old GranCare - GranCare, Inc., a California corporation,
              ------------
          together with its permitted successors and assigns.

              Supply Contracts - agreements or arrangements between Vitalink
              ----------------
          and AMS Properties providing for pharmaceuticals or other supplies or services to be furnished to any facility operated by AMS Properties; provided that each such agreement or arrangement shall provide that it shall be terminated and of no further force and effect, and all obligations and liabilities thereunder released and terminated (other than obligations to pay for services or supplies previously rendered or furnished), at any time upon notice to Vitalink by HRP after either
          (i) HRP terminates any lease of such facility with AMS Properties, accelerates the maturity of any promissory note of AMS Properties or GCIHCC, or forecloses upon or exercises remedies of like effect in respect of the stock of GCIHCC or AMS Properties pledged to HRP, or
          (ii) the occurrence of an Event of Default hereunder or under any other Transaction Document involving the bankruptcy or insolvency of AMS Properties, GCIHCC, New GranCare or Vitalink.

               Vitalink - Vitalink Pharmacy Services Inc., a Delaware
               --------
          corporation, together with its permitted successors and assigns.

         (B) Section 1.1 is further amended by amending the definitions "Security Documents" and "Transaction Documents" in full to read as follows:

              Security Documents - each of the mortgages, leasehold mortgages
              ------------------
         or deeds of trust, security agreements, pledge agreements, voting trust agreements, collateral assignments of contracts and permits, stock powers and Uniform Commercial Code financing statements listed on
         Schedule 1.1 hereto, as each of the same has been or may be amended, amended and restated, modified or supplemented from time to time.

             Transaction Documents - means, collectively, (a) those documents
             ---------------------
          listed on Schedule 1.1 hereto, in each case as such documents have been or may be amended, amended and restated, modified or supplemented from time to time, together with any and all other documents executed in connection with, relating to, evidencing, or creating or perfecting collateral or security for, any such document and (b) all GCIHCC Transaction Documents.

          (C) Section 9.17 is amended by amending paragraphs (b), (c) and (e) thereof in full to read as follows:

             (b) unsecured Indebtedness consisting of accounts payable, accruals and similar items incurred in the ordinary course of business in accordance with reasonable and customary trade practices, that are neither owed to any Affiliate nor constitute Indebtedness for money borrowed or a Guarantee thereof;

             (c) Indebtedness for taxes, assessments, governmental charges or levies to the extent that payment thereof shall not at the time be required to be made in accordance with the provisions of Section 9.5
                                                                   -----------
          hereof or of the other applicable provisions of the Transaction Documents;

             (e) unsecured Indebtedness (including without limitation, accrued and unpaid management fees) of AMS Properties (i) owed to GranCare or any wholly-owned Subsidiary of GranCare (provided that the payment of such Indebtedness shall be subject to the terms of a subordination agreement in form and substance satisfactory to HRP among AMS Properties as debtor, GranCare or such wholly-owned Subsidiary as subordinate creditor and HRP as senior creditor) or (ii) owed to Vitalink under any Supply Contract.

          (D) The Acquisition Agreement is further amended by adding a new
    Schedule 1.1 thereto to read as set forth in Exhibit E hereto.
                                                 ---------

    (d) The AMS Properties Master Lease shall be amended in the following respects:

          (A) Article I is amended by amending the definitions "Guarantor" and "Transaction Documents" in full to read as follows:

              Guarantor shall mean any guarantor of Tenant's obligations under
              ---------
          the applicable Lease, including, without limitation, New GranCare, Inc., a Delaware corporation and GCI Health Care Centers, Inc., a Delaware corporation (but excluding in any event, Vitalink), in each case together with their respective successors and assigns.

              Transaction Documents shall mean those documents listed on
              ---------------------
           Schedule I hereto, and shall also include all documents constituting Transaction Documents as such term is defined in the Acquisition

          Agreement, in each case as such documents may be modified, amended or supplemented from time to time, together with any and all other documents executed in connection with, relating to, evidencing, or creating collateral or security for, any Lease.

          (B) Section 1.1 is further amended to add the following new definitions thereto:

              Vitalink shall mean Vitalink Pharmacy Services Inc., a Delaware
              --------
          corporation, together with its permitted successors and assigns.

              Vitalink Guaranty shall mean the Limited Guaranty delivered by
              -----------------
          Vitalink in favor of Landlord pursuant to Consent and Amendment to Transaction Documents dated as of December 31, 1996 among Tenant, Landlord, GranCare, Inc., New GranCare, Inc. and GCI Health Care Centers, Inc., as such Limited Guaranty may be amended, modified or supplemented from time to time.

          (C) Section 12.1 is amended by adding the word "or" immediately after the semicolon at the end of paragraph (o) thereof, and by adding a new paragraph (p) thereto to read as follows:

              (p) the occurrence of a Guarantor Event of Default (as such term is defined in the Vitalink Guaranty) at any time prior to the Release Date (as such term is defined in the Vitalink Guaranty);

     (e)  The GCIHCC Master Lease shall be amended in the following respects:

          (A) Article I is further amended by amending the definition "Guarantor" and "Transaction Documents" in full to read as follows:

              Guarantor shall mean any guarantor of Tenant's obligations under
              ---------
          the applicable Lease, including, without limitation, New GranCare, Inc., a Delaware corporation, and AMS Properties, Inc., a Delaware corporation (but excluding in any event, Vitalink), in each case together with their respective successors and assigns.

              Transaction Documents shall mean those documents listed on
              ---------------------
          Schedule I hereto, and shall also include all documents constituting Transaction Documents as such term is defined in the Acquisition Agreement, Agreement to Lease and Mortgage Loan Agreement dated as of December 28, 1990, as amended, among Landlord, HostMasters, Inc., a California corporation, GranCare, Inc., American Medical Services, Inc., a Wisconsin corporation and AMS Properties, Inc., a Delaware corporation, in each case as such documents may be modified, amended or supplemented from time to time, together with any and all other documents executed in connection with, relating to, evidencing, or creating collateral or security for, any Lease.

          (B) Section 1.1 is further amended to add the following new definitions thereto:

              Supply Contracts - agreements or arrangements between Vitalink and
              ----------------
          Tenant providing for pharmaceuticals or other supplies or services to be furnished to any facility operated by Tenant; provided that each such agreement or arrangement shall provide that it shall be terminated and of no further force and effect, and all obligations and liabilities thereunder released and terminated (other than obligations to pay for services or supplies previously rendered or furnished), at any time upon notice to Vitalink by Landlord after either (i) Landlord terminates any Lease of such facility with Tenant, accelerates the maturity of any promissory note of AMS Properties, Inc. or Tenant, or forecloses upon or exercises remedies of like effect in respect of the stock of Tenant or AMS Properties, Inc. pledged to Landlord, or (ii) the occurrence of an Event of Default hereunder or under any other Transaction Document involving the bankruptcy or insolvency of Tenant, AMS Properties, Inc., GranCare or Vitalink.

              Vitalink - shall mean Vitalink Pharmacy Services Inc., a Delaware
              --------
          corporation, together with its permitted successors and assigns.

              Vitalink Guaranty shall mean the Limited Guaranty delivered by
              -----------------
          Vitalink in favor of Landlord pursuant to the Consent and Amendment to Transaction Documents dated as of December 31, 1996 among Tenant, Landlord, GranCare, Inc., New GranCare, Inc. and AMS Properties, Inc., as such Limited Guaranty may be amended, modified or supplemented from time to time.

          (C) Section 12.1 is amended by adding the word "or" immediately after the semicolon at the end of paragraph (o) thereof, and by adding a new paragraph (p) thereto to read as follows:

              (p) the occurrence of a Guarantor Event of Default (as such term is defined in the Vitalink Guaranty) at any time prior to the Release Date (as such term is defined in the Vitalink Guaranty);

          (D) Section 23.7 is amended by deleting paragraph (e) thereof in its entirety and by amending paragraphs (b) and (f) thereof in full read as follows:

              (b) unsecured Indebtedness consisting of accounts payable, accruals and similar items incurred in the ordinary course of business in accordance with reasonable and customary trade practices, that are neither owed to any Affiliate nor constitute Indebtedness for money borrowed or a Guarantee thereof;

             (f) unsecured Indebtedness (including without limitation, accrued and unpaid management fees) of Tenant (i) owed to GranCare or any wholly-owned Subsidiary of GranCare (provided that the payment of such Indebtedness shall be subject to the terms of a subordination agreement in form and substance satisfactory to Landlord among Tenant as debtor, GranCare or such wholly-owned Subsidiary as subordinate creditor and Landlord as senior creditor) or (ii) owed to Vitalink under any Supply Contract;

          (E) The GCIHCC Master Lease is further amended by amending Schedule 1 thereto in full to read as set forth in Exhibit F hereto.
                                             ---------

     (f) Each of the Transaction Documents remain in full force and effect and is hereby ratified and confirmed in all respects, except as specifically modified hereby or by the other Vitalink Documents (as hereinafter defined). The amendments set forth herein (i) do not constitute an amendment, waiver or modification of any term, condition or covenant of any Transaction Document, or any of the instruments or documents referred to therein, other than as specifically set forth herein, and (ii) shall not prejudice any rights which HRP or its successors and assigns may now or hereafter have under or in connection with any Transaction Document, as amended hereby, or any of the instruments or documents referred to therein.

SECTION 3.  EFFECTIVENESS
            -------------

     Sections 1 and 2 of this Agreement shall become effective on the date and
     ----------     -
time (the "Effective Time") that a counterpart to this Agreement shall have been
           --------------
executed by each of the parties hereto and each of the following conditions shall have been satisfied (provided that the Effective Time may not be later than March 31, 1997):

     (a) Vitalink shall have paid HRP a non-refundable $10,000,000 lease modification fee in immediately available funds to reflect the change in guarantors;

     (b) Vitalink shall have executed and delivered to HRP a Guaranty in the form attached hereto as Exhibit A (the "Vitalink Guaranty");
                        ---------       -----------------

     (c) New GranCare shall have executed and delivered to HRP an Assumption Agreement in the form attached hereto as Exhibit B (the "Assumption Agreement,"
                                         ---------       --------------------
and together with this Agreement, the Vitalink Guaranty and each other agreement, instrument or other document delivered by any party pursuant to this
Section 3, collectively, the "Vitalink Documents"; the Vitalink Documents and
---------                     ------------------
the Transaction Documents, as amended hereby, are collectively referred to herein as the "Documents"), which Assumption Agreement shall have been accepted
               ---------
by GranCare for the limited purpose specified therein;

     (d) the Distribution and the Merger shall have occurred substantially concurrently with the Effective Time, in accordance with the description of the Distribution and Merger in the Schedule 14A;

     (e) giving effect to the Distribution and the Merger, and occurrence of the Effective Time, no Event of Default, or event or condition that with the giving of notice or the lapse of time or both would become an Event of Default, shall have occurred and be continuing under any Document, and all warranties and representations contained in each Vitalink Document shall be true and correct at the Effective Time as if made at such time;

     (f) HRP shall have received a certificate of a senior executive officer of New GranCare and Vitalink confirming satisfaction of the conditions described in paragraphs (d) and (e) above;
--------------     ---

     (g) HRP shall have received opinions addressed to it, each dated the Effective Time, from counsel to GranCare and New GranCare, and from Cahill Gordon & Reindel, counsel to Vitalink, covering the matters set forth in Exhibits C and D respectively, and otherwise in form and substance reasonably
----------     -
satisfactory to HRP; and

     (h) New GranCare or Vitalink shall have paid all costs, expenses and taxes provided for in Section 4 hereof, as well as all fees and expenses currently
                ---------
payable by New GranCare, Vitalink, GranCare, AMS Properties and GCIHCC under any Document.

SECTION 5.  COSTS, EXPENSES AND TAXES
            -------------------------

     New GranCare, AMS Properties and GCIHCC hereby jointly and severally agrees to pay all costs and expenses of HRP in connection with the preparation, reproduction, execution and delivery, and administration, of this Agreement, including the reasonable fees and expenses of Sullivan & Worcester LLP, special counsel to HRP with respect thereto and the payment of all recording fees, real estate transfer taxes, title insurance premiums and other expenses related to the satisfaction of the conditions in Section 3 hereof.
                                      ---------

SECTION 5.  AMENDMENTS
            ----------

     No provision of this Agreement may be amended or modified without the written consent of the Person entitled to the benefits thereof.

SECTION 6.  GOVERNING LAW
            -------------

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

SECTION 7.  NO LIABILITY OF TRUSTEES
            ------------------------

     THE DECLARATION OF TRUST OF HRP, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE

OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HRP SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HRP. ALL PERSONS DEALING WITH HRP, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF HRP FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              HEALTH AND RETIREMENT
                              PROPERTIES TRUST (f/k/a "Health and
                              Rehabilitation Properties Trust") (known in
                              Wisconsin as "Health and
                              Retirement Properties REIT")


                              By:
                                 -------------------------------------
                                 Its:

                              GRANCARE, INC.
                               (f/k/a AMS Holding Co.)


                              By:
                                 -------------------------------------
                                 Its:

                              AMS PROPERTIES, INC.


                              By:
                                 -------------------------------------
                                 Its:

                              GCI HEALTH CARE CENTERS, INC.


                              By:
                                 -------------------------------------
                                 Its:

                              NEW GRANCARE, INC.


                              By:
                                 -------------------------------------
                                 Its: